Exhibit 10.9

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

ASSESSMENT RECOVERY INDEMNITY (ARI) POLICY

FOR COMMUNITY ASSOCIATIONS

THIS INSURANCE IS ISSUED PURSUANT TO THE FLORIDA SURPLUS LINES LAW. PERSONS INSURED BY SURPLUS LINES CARRIERS DO NOT HAVE THE PROTECTION OF THE FLORIDA INSURANCE GUARANTY ACT

TO THE EXTENT OF ANY RIGHT OF RECOVERY FOR THE OBLIGATION OF AN INSOLVENT UNLICENSED INSURER.

THIS INSURANCE IS AN INDEMNITY POLICY CONTAINING A SEPARATE LIMIT AND DEDUCTIBLE FOR EACH COVERED UNIT AND RESPONDS ONLY AFTER REPOSSESSION BY THE FIRST MORTGAGE LENDER OF

COVERED UNITS.

DECLARATIONS

Policy Number:		Surplus Lines Agent:
Item 1:	Named Insured: LM Funding, LLC 302 Knights Run Avenue Tampa, FL 33602	Harvey A. Sheldon, Lic.#A-240451 Advanced E & S Group 3250 North 29th Avenue Hollywood, FL 33020

Producing Agent:

Harvey A. Sheldon
Advanced Insurance Underwriters
3250 N. 29th Avenue
Hollywood, FL 33020

The capitalized terms used in this Declarations Page are defined in the Policy.

Item 2:	Policy Period:

From December 1, 2012 (the “Effective Date”) To Until Cancelled, at 12:01 A.M., Standard Time, at the mailing address shown above.

Item 3:	Premium & Payment Terms:

Annual Premium will be equal to the applicable Premium rate multiplied by the Additional Insured’s total annual Regular Assessments budgeted for the fiscal year for which coverage is to be provided.

In consideration of the payment of premium for the current policy period or the payment of premium for any subsequent policy periods, coverage under this policy remains in force until canceled.

Premium for the Current Policy Period

(1)	Premium	$53,658.00

(2)	Policy Fee	$35.00

(3)	Inspection Fee	$200.00

(4)	Surplus Lines Tax	$2,694.65

(5)	FSLSO Fee	$58.89

(6)	Florida EMPA Fee	$0.00

(7)	FHCF Fee	$700.00

(8)	Citizens Fee	$0.00

(9)	Total [Sum of (1) through (8)]	$57,342.15

SURPLUS LINES INSURERS’ POLICY RATES AND FORMS ARE NOT APPROVED BY ANY FLORIDA REGULATORY AGENCY.

ARI-SNIC-LMF-0001 (2-13)	Page 1 of 2

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

Item 4:	Limits of Insurance:

Covered Unit Per Month Limit - The Company’s liability for Covered Losses for each Covered Unit will not exceed the lesser of (a) the actual Regular Assessment, per month, for the Covered Unit or (b) $1,000 per month.

Covered Unit Aggregate Limit - The Company’s liability for Covered Losses for each Covered Unit, in the aggregate, will not exceed $18,000 (the “Covered Unit Aggregate Limit”).

The Covered Unit Aggregate Limit shall be reduced by the total amount paid by the Company to the Named Insured for a Covered Loss related to such Covered Unit and shall be fully and automatically reinstated after the Covered Unit is acquired from the First Mortgage Lender by a new Unit owner.

Additional Insured Aggregate Limit - For each Association named an Additional Insured under this policy, the Company’s aggregate liability for all Covered Losses shall not exceed the lesser of (i) $1,000,000 or (ii) 25% of the annual amount of Regular Assessments for all Covered Units in the Association (the “Additional Insured Aggregate Limit”).

Item 5:	Company:

Security National Insurance Company

59 Maiden Lane, 6th floor

New York, New York 10038

Item 6:	This policy is subject to the following forms and endorsement(s):

Form Number	Description

ARI-SNIC-LMF-0002 (2-13)	Assessment Recovery Indemnity (ARI) Policy
ARI-SNIC-LMF-SCHA (2-13)	Schedule A – Premium for the Current Annual Period
ARI-SNIC-LMF-SCHB (2-13)	Schedule B – Association Annual Report
ARI-SNIC-LMF-SCHC (2-13)	Schedule C – Proof of Loss Form
ARI-SNIC-AIE1 (2-13)	Additional Insured Endorsement
ARI-SNIC-LMF-APP1 (2-13)	Insurance Policy Application
ARI-SNIC-LMF-LPP (12-12)	Loss Payable Provisions
CPS33001 1211	Service of Suit

These Declarations attach to and become a part of the Policy, together with the Policy form and the forms and endorsements listed above shall constitute the contract between the Named Insured and the Company.

SECURITY NATIONAL INSURANCE COMPANY

Secretary	President

Date	Authorized Representative

These Declarations, the Schedules and Wording complete the Policy.

INSURED’S COPY

ARI-SNIC-LMF-0001 (2-13)	Page 2 of 2

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

ASSESSMENT RECOVERY INDEMNITY (ARI) POLICY

FOR COMMUNITY ASSOCIATIONS

THIS INSURANCE IS ISSUED PURSUANT TO THE FLORIDA SURPLUS LINES LAW. PERSONS INSURED BY SURPLUS LINES CARRIERS DO NOT HAVE THE PROTECTION OF THE FLORIDA INSURANCE GUARANTY ACT TO THE EXTENT OF ANY RIGHT OF RECOVERY FOR THE OBLIGATION OF AN INSOLVENT UNLICENSED INSURER.

SURPLUS LINES INSURERS’ POLICY RATES AND FORMS ARE NOT APPROVED BY ANY FLORIDA REGULATORY AGENCY.

THIS INSURANCE IS AN INDEMNITY POLICY CONTAINING A SEPARATE LIMIT AND DEDUCTIBLE FOR EACH COVERED UNIT AND RESPONDS ONLY AFTER REPOSSESSION BY THE FIRST MORTGAGE LENDER OF COVERED UNITS.

Throughout this Policy the words “you” and your” refer collectively to the Named Insured and each Association named as Additional Insured(s) on any endorsements to this Policy, each according to their respective financial interest under any agreement entered into between an Additional Insured and the Named Insured with respect to unpaid Regular Assessments. The words “we”, “us”, and “our” refer to the Company listed in Item 5 on the Declarations Page of this Policy.

SECTION I.	INSURING AGREEMENT

In consideration of the payment of Premium, and in reliance on the statements and representations made by you or on your behalf, we agree to indemnify you for all Covered Losses sustained during the Policy Period as specified in the Declarations Page of this Policy. Coverage provided by us is subject to all terms of this Policy.

SECTION II.	DEFINITIONS

The following words and phrases that appear throughout this Policy are defined as follows:

A.	Additional Insured – Each Association identified in any Additional Insured endorsements to this Policy.

B.	Additional Insured Aggregate Limit has the meaning set forth in Item 4 of the Declarations.

C.	Association – A condominium association as defined in Florida Statutes, Section 718.103(2) and a homeowners’ association as defined in Florida Statutes, Section 720.301(9), consisting, respectively, of units, as defined in Florida Statutes, Section 718.103(27) and parcels, as defined in Florida Statutes, Section 720.301(11) (each referred to hereinafter as “Units”), the owners of which comprise Members.

D.	Claim of Lien – A claim of lien pursuant to Florida Statutes, Section 718.116(5) or Florida Statutes, Section 720.3085(1).

E.	Community Association Act(s) – For Condominium Associations, Florida Statutes, Section 718.101 et seq. For Homeowners Associations, Florida Statutes, Section 720.301 et seq.

ARI-SNIC-LMF-0002 (2-13)	Page 1 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

F.	Covered Losses – For any Covered Unit, as of the date of a Repossession occurring during the Policy Period, unpaid Regular Assessments becoming due and owing to the Association during the Policy Period (without giving effect to any acceleration of Regular Assessments allowed pursuant to the Community Association Act(s) or the Governing Documents) less the Deductible

G.	Covered Unit Aggregate Limit has the meaning set forth in Item 4 of the Declarations.

H.	Covered Unit(s) – Each Unit within the Association named as an Additional Insured excluding Units not submitted by the Association to the Named Insured for collection of unpaid Regular Assessments and excluding Units owned by the Developer.

I.	Deductible – For any Covered Unit, the amount equal to Regular Assessments, at the rate in effect as of the date of Repossession, for a period of six (6) months.

J.	Developer – With respect to a condominium, the person or entity that creates a condominium or offers condominium parcels for sale or lease in the ordinary course of business, excluding an owner or lessee of a condominium Unit who has acquired the Unit for his or her own occupancy. With respect to a homeowners’ association, the person or entity that creates the community served by the Association or succeeds to the rights and liabilities of the person or entity that created the community served by the Association.

K.	First Mortgage Lender – The holder of a mortgage with respect to a Covered Unit which has priority over all other mortgages and is recorded by the holder in the public records and which is the “first mortgagee” for purposes of the applicable Community Association Act.

L.	Foreclosure – A decree of foreclosure with respect to a Covered Unit rendered in favor of the First Mortgage Lender or Association in a foreclosure proceeding as defined in Florida Statutes, Section 702.09 or a substantially similar proceeding.

M.	Governing Documents – For each Association named as an Additional Insured, the Association’s declaration, articles of incorporation, bylaws and other related rules and regulations.

N.	Members – For each Association, the owners of Units in the Association.

O.	Named Insured is the entity identified in Item 1 of the Declarations.

P.	Regular Assessments – The regular periodic assessments for the payment of common expenses that the Members are required to pay with respect to their Unit in accordance with the Governing Documents.

Q.	Repossession – The transfer of title to a Covered Unit to the First Mortgage Lender as a result of a Foreclosure or acceptance of deed in lieu thereof as evidenced by, and occurring on, the date of recordation of a certificate of title or deed.

SECTION III.	POLICY COVERAGE

A.	COVERAGE

We will pay you for Covered Losses, except as excluded in Section IV. Exclusions.

B.	PREMIUM

During the Policy Period, the Named Insured will pay us the annual Premium described in the Declarations Page for each Association named as an Additional Insured in accordance with the premium rate shown in the attached Schedule A, subject to a minimum total annual Premium of $100,000. Subject to Section VI, Paragraph E, Premium is twenty-five percent (25%) earned upon the inception of coverage. We may change the Premium rate effective upon renewal of the annual Policy Period by sending written notice to the Named Insured of the Premium rate to be charged upon renewal at least sixty (60) days before the expiration of the current Policy Period. The Premium charged at inception and any annual renewal of the Policy for each Association named as an Additional Insured is an estimate based on the expected Regular Assessments as set forth in the Association’s budget for the prospective annual Policy Period. The final Premium for an annual Policy Period for each Association named as an Additional Insured will be determined following expiration of the Policy Period based on the actual Regular Assessments assessed for that annual Policy Period.

ARI-SNIC-LMF-0002 (12-12)	Page 2 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

C.	CONDITIONS PRECEDENT TO COVERAGE

Our liability under this Policy arises only when:

a.	You sustain a Covered Loss occurring during the Policy Period; and

b.	You have in good faith timely pursued all usual and customary claims for recovery of Regular Assessments to mitigate the Covered Loss.

D.	LIMITS OF LIABILITY

The coverage provided to you by this Policy is limited to and will not exceed the lesser of:

a.	Any Covered Losses as defined in this Policy; and

b.	The Limits of Insurance shown in Item 4 on the Declarations Page.

SECTION IV.	EXCLUSIONS

We do not provide coverage for losses caused by, contributed by or arising from:

A.	A dishonest, criminal or fraudulent act of the Named Insured, Additional Insured, a partner thereof, or any director, officer, board member, trustee, employee, agent, representative or independent contractor thereof;

B.	Fines and penalties;

C.	All claims by third parties for damages, including, without limitation, bodily injury, punitive, consequential, special, multiple or exemplary damages for bad faith, breach of any and all implied warranties of fitness or merchantability, any and all liabilities for negligence;

D.	Nuclear reaction or nuclear radiation or radioactive contamination or atomic explosion, all whether controlled or uncontrolled, and whether direct or indirect, proximate or remote, or be in whole or part caused by, contributed to, or aggravated by the perils insured against in this Policy;

E.	Hostile or warlike action in time of peace or war, including action in hindering, combating, or defending against an actual impending or expected attack, (1) by any government or sovereign power (de jure or de facto) or by any authority maintaining or using military, naval or air forces; or (2) by military, naval or air forces; or (3) by an agent of any such government, power, authority or forces; any weapon of war employing atomic fission or radioactive force whether in time of peace or war; insurrection, rebellion, revolution, civil war, usurped power, or action taken by governmental authority in hindering, combating, or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade;

F.	Any liability assumed by the Named Insured or an Association named as an Additional Insured by any contract or agreement other than an agreement between the Association and the Named Insured under which all rights, title and interest in and to the unpaid Regular Assessments covered by this Policy are assigned to the Named Insured;

G.	Loss or liability occurring prior to the Effective Date of this Policy;

H.	Loss or liability occurring after cancellation or termination of this Policy;

I.	Loss or liability arising from a claim of an unfair sales practice or any similar law governing the relationship between you and the Members;

J.	Any loss or portion thereof related in any way to this Policy which is otherwise recovered by you from a third party.

K.	Any loss or portion thereof which is recoverable from the First Mortgage Lender under the applicable Community Association Act, whether recovered or not.

L.	Loss or liability arising from any claim made against the Named Insured or any Association named as an Additional Insured by any third party, including, without limitation, any Member or Unit owner, whether or not related to the payment of Regular Assessments and we have no duty to defend the Named Insured or any Association named as an Additional Insured against any such claim or any proceeding or action arising therefrom.

ARI-SNIC-LMF-0002 (2-13)	Page 3 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

SECTION V.	CONDITIONS

A.	POLICY PERIOD

Subject to our right to cancel, this Policy is effective for the term shown in the Declarations Page.

B.	POLICY TERRITORY

This Policy applies only to Covered Losses sustained by you during the Policy Period that occur in the state of Florida.

C.	ASSIGNMENT

This Policy is solely for your benefit (including your successors and assigns) and may not be assigned.

D.	CLAIM OF LIEN

This Policy shall not apply to any loss sustained by the Named Insured or any Association named as an Additional Insured with respect to a Covered Unit unless the Named Insured or any Association named as an Additional Insured (i) has recorded a Claim of Lien with respect to that Covered Unit by the later of one hundred and fifty (150) days from the later of (a) the date on which the payment (whether in full or in part) of the first unpaid Regular Assessment for that Covered Unit is past due or (b) the date on which the Association named as an Additional Insured submitted the Covered Unit to the Named Insured for collection of unpaid Regular Assessments and (ii) has not permitted the Claim of Lien to expire prior to the commencement of Foreclosure proceedings with respect thereto.

E.	REPORTS AND RECORDS

The Named Insured shall, for each Association named as an Additional Insured, (i) maintain and keep an accurate record of periodic Regular Assessments paid and payable for each Covered Unit, (ii) provide to us any updated copy of the Governing Documents highlighting each change thereto within thirty (30) days of receipt by the Named Insured of such change, (iii) provide to us notice within thirty (30) days of the date on which the Association who is named as Additional Insured assigns a Covered Unit to the Named Insured for collection and (iv) provide to us all reports that the Named Insured routinely produces for the board of directors of the Additional Insured, without limitation, attorney status reports which lists Units that are subject to Foreclosure proceedings commenced by the First Mortgage Lender and/or the Association. Within thirty (30) days of the end of each annual anniversary of the Policy, you or your designee shall also report in a form and manner acceptable to us all information set forth in the attached Schedule B – ARI Policy Association Annual Report. We shall not be liable under this Policy for losses unless all the reports and records have been provided to us in a reasonably acceptable form and timely manner and such failure to supply reports results in a loss.

F.	PAYMENT OF PREMIUM

It is a condition precedent to the payment of a Covered Loss that the Named Insured has remitted to us all Premium in accordance with the terms of this Policy.

G.	CLAIM FOR LOSS

In the event of the Repossession of a Covered Unit, you must provide prompt written notice of such Repossession to us, but in no event later than thirty (30) days after the date of the Repossession. You must provide to us a completed Proof of Loss Form (attached hereto as Schedule C), including evidence of transfer of the certificate of title to the First Mortgage Lender, a complete accounting ledger for the subject Unit starting at a zero balance, all available contact information for the previous Unit owner and any other supporting documentation within sixty (60) days after the date that you receive final settlement from the First Mortgage Lender related to the unpaid Regular Assessments for that Covered Unit. We shall not be liable under this Policy unless the claim has been reported to us and the required supporting documentation in a form reasonably acceptable to us has been provided to us pursuant to this paragraph.

ARI-SNIC-LMF-0002 (2-13)	Page 4 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

H.	COOPERATION AND ASSISTANCE

In the event of any Covered Losses, you must cooperate with and assist us by executing and delivering the relevant documentation and papers, and doing whatever else is necessary that is reasonable within your ability, for us to settle the claim.

I.	PAYMENT FOR LOSS

We will pay Covered Losses, as determined in accordance with this Policy, within thirty (30) business days after receiving the required documentation, provided you have complied with all of the terms and conditions of this Policy in all material respects.

J.	SUBROGATION AND RECOVERED AMOUNTS

In the event of payment of any claim for Covered Losses under this Policy, (i) we will be subrogated to all of your rights of recovery therefore against any person or organization, and (ii) you will upon our request execute and deliver instruments and papers we provide to you and do whatever is necessary to secure such rights. You will do nothing to prejudice such rights. All amounts recovered by you for which you have been indemnified will become the property of and be forwarded to us by you. Any action by you, including but not limited to, entering into any settlement without our written approval which impairs our right or ability to recover any Covered Loss under this Policy, will void such Covered Loss and you agree to immediately reimburse such payment(s) made to us. All recovered amounts other than the deductible related to such Covered Loss shall be applied first to any of our costs and fees associated with the recovery, then to the Covered Loss paid to you by us, then to any Regular Assessments, interest charges, administrative late fees, legal fees, costs, and other charges contained on the ledger of the Covered Unit owed to you which was not a Covered Loss.

SECTION VI.	CANCELLATION AND NON-RENEWAL

A.	The Named Insured may cancel this Policy by giving or mailing written notice to us stating when such cancellation will be effective.

B.	We or our designated representative may cancel or not renew this Policy for the following reasons:

a.	Failure to pay a Premium when due, whether the Premium is payable directly to us or our agents or indirectly under a Premium finance plan or extension of credit;

b.	You have made a material misrepresentation or have intentionally concealed a material fact at the time of acceptance of this risk;

c.	There has been an increased hazard or substantial change in the risk assumed which we could not have reasonably foreseen at the time of assumption of the risk;

d.	Material failure to comply with Policy terms, conditions or contractual duties; and

e.	Upon termination of any agreements entered into by us and the Producer shown in the Declarations Page (this reason being applicable to non-renewal only).

C.	If we cancel coverage for non-payment of Premium, we will mail or deliver to you written notice of cancellation at least ten (10) days prior to the effective date of cancellation. If we cancel for any other reason, we will mail or deliver to you written notice of cancellation, accompanied by the reason for cancellation at least thirty (30) days prior to the effective date of cancellation.

D.	If we decide not to renew this Policy, we will mail or deliver to you written notice of non-renewal, accompanied by the reason for non-renewal at least ninety (90) days prior to the anniversary of this Policy. Any notice of non-renewal will be mailed or delivered to your last mailing address known to us. If notice is mailed, proof of mailing will be sufficient proof of notice.

E.	In the event of cancellation or non-renewal of this Policy, the earned Premium shall be calculated according to the pro rata method and the coverage shall continue to apply only to Covered Losses occurring during the Policy Period. We will pay you any unearned premium as of the effective date of cancellation.

F.	Unless canceled during the Policy Period or non-renewed as set forth in Paragraph D above, this Policy will automatically renew for an additional 12-month period on each Policy anniversary date.

ARI-SNIC-LMF-0002 (12-12)	Page 5 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

SECTION VII.	GENERAL PROVISIONS

A.	AMENDMENTS

This Policy, including the Declarations Page, terms, conditions, limitations, exceptions, and exclusions, together with the endorsements and attached papers, if any, constitutes the entire Policy. No change in the Policy shall be endorsed hereon or attached thereto without our prior written approval. No agent has authority to change the Policy or to waive any of its provisions.

B.	SEVERABILITY

If any provision in this Policy is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.

C.	DEFENSE AND SETTLEMENT

We have no duty to defend you against any claim made or suit brought against you and shall not be called upon to assume control of the settlement or defense of any such claim or suit; however, we shall have the right, and shall be afforded the opportunity, to associate with you in the defense, at our expense, of any claim or suit related to or arising out of the non-payment of Regular Assessments in connection with a Covered Unit.

D.	FRAUD AND MISREPRESENTATION

This Policy is issued in reliance upon the truth of all representations made by you. We will not pay a claim where you: (1) intentionally concealed or misrepresented any material fact; (2) engaged in fraudulent conduct; or (3) made a false statement relating to this insurance in reporting the coverage to us or in submitting a claim. If you have concealed or misrepresented any material fact(s), or circumstance(s) concerning this insurance, or in the case of fraud, attempted fraud, or the false swearing by you affecting any matter relating to this insurance, whether before or after Covered Losses become payable on a continuing basis, this Policy may be voided with no return of Premium.

E.	INSPECTION AND AUDIT; CONFIDENTIALITY

We, our general agent, or authorized representative (the “Auditing Party”) shall have the right to audit any of your books, records, data, information, bank accounts, financial statements, journals, ledgers, or other documents, your employees, or your agents (the “Non-Auditing Party”) that relate to matters under this Policy (solely for purposes of determining compliance with this Policy) by giving the Non-Auditing Party written notice of such audit at least thirty (30) business days prior to the scheduled audit date. All audit costs shall be paid by the Auditing Party. The Non-Auditing Party agrees to provide to the Auditing Party or any representative of the Auditing Party access to any office of the Non-Auditing Party to all items reasonably required to conduct an audit during reasonable business hours.

The Auditing Party will maintain the confidentiality of all information regarding the Non-Auditing Party and its business obtained during an audit, except for disclosure to our employees, directors, auditors, attorneys and regulators as required in the ordinary course of business. In addition, this paragraph shall not apply with respect to information which was in our possession prior to any such audit, is or becomes publicly available through no fault of the Auditing Party, is received in good faith by the Auditing Party from a third party which is not known to the Auditing Party to be under an obligation of confidentiality to the Non-Auditing Party, or which must be disclosed pursuant to a legal process.

F.	LEGAL ACTION

No action at law or in equity can be brought against us to recover payments for this coverage (i) prior to the expiration of sixty (60) days or (ii) more than two years after the submission by you of a proof of loss in accordance with the terms of this Policy.

ARI-SNIC-LMF-0002 (2-13)	Page 6 of 7

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

G.	OTHER INSURANCE

If, at the time of Covered Losses hereunder, there is any other insurance for such Covered Losses in your name or for your benefit, the insurance provided by this Policy shall be considered as excess insurance and shall not apply to nor contribute to the payment of any otherwise Covered Losses until all such other insurance shall have been exhausted.

H.	PROMOTION

You shall not use our name or the name of our parent, subsidiaries, or affiliates in any promotional or advertising activities without obtaining prior written approval of the promotion or advertising from us, which shall not be unreasonably withheld.

I.	COVERAGE TO BENEFIT YOU ONLY

This Policy and the insurance hereunder shall inure solely to your benefit and shall not benefit any other third party, including without limitation, any Unit owner and/or debtor. The Policy benefits hereof are payable only to you or to any other party you may designate as loss payee by endorsement to this Policy. You may not advise any Unit owner or any other person or entity that they or any person or entity other than you has or may have any interest in this insurance. No person or entity shall have any right under this Policy to join us as a party in any action against you or to determine our obligations under this Policy.

J.	SET-OFF

We may set-off any balance, whether on account of Premium, recovered amounts, or any amount due to us under this Policy against any amounts due to you for Covered Losses.

K.	SERVICE OF SUIT

In the event we fail to pay any amount claimed to be due hereunder or we otherwise breach confidentiality pursuant to Section VII, Paragraph E, we, at your request, will submit to the jurisdiction of Florida courts and will comply with all requirements necessary to give such court jurisdiction and all matters arising hereunder shall be determined in accordance with the law and practice of such court. Further, the Company hereby designates the Superintendent, Commissioner or Director of Insurance or other officer (if specified for that purpose in any relevant statute) or his successor or successors in office, as our true and lawful attorney upon whom, at his offices in the state where you reside, may be served any lawful process in any action, suit or proceeding instituted by you or on your behalf arising out of this Policy, and hereby designates the following as the person to whom the said officer is authorized to mail such process or a true copy thereof:

AmTrust North America, Inc.

59 Maiden Lane, 6th Floor

New York, New York 10038

Att’n: General Counsel

By acceptance of this Policy, you agree that the statements contained on the Declarations Page are its agreements and representations and acknowledges that the Policy is issued in reliance upon the truth of such representations. This Policy, together with any written contracts or representations (attached hereto), contains all agreements existing between you and us or any authorized representative relating to this insurance. This Policy and Declarations Page is made and accepted subject to all conditions and agreements in this Policy together with other provisions, agreements or conditions, which may be added by endorsement.

IN WITNESS WHEREOF, we have caused this Policy to be executed and attested, but this Policy shall not be valid unless countersigned on the Declarations Page by a duly authorized representative.

ARI-SNIC-LMF-0002 (2-13)	Page 7 of 7

Schedule A

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

ASSESSMENT RECOVERY INDEMNITY (ARI) POLICY

FOR COMMUNITY ASSOCIATIONS

PREMIUM FOR THE CURRENT ANNUAL PERIOD

Policy Number:
Current Annual Policy Period (for Additional Insured):	Original Policy Effective Date:
From: To:

Additional Insured and Mailing Address:	Producing Agent and Mailing Address:

In consideration of the payment of premium for the current annual policy period or the payment of premium for any subsequent annual extensions of the policy period, coverage under this policy remains in force.

Current Policy Issuance

(1)	Annual Budget for Regular Assessments	$
(2)	Risk Class
(3)	Premium Rate
(4)	Premium [(1) x (3)]	$
(5)	Administrative Fee	$
(6)	Inspection Fee	$
(7)	Surplus Lines Tax	$
(8)	FSLSO Fee	$
(9)	Florida EMPA Fee	$
(10)	FHCF Fee	$
(11)	Citizens Fee	$
(12)	Total [Sum of (4) through (11)]	$

Surplus Lines Agent:	Quarter:		File #:
Agent’s Address	Premium:	$

License Number:	FSLO#:	$
Producing Agent:
Address:

Countersigned This Date:	Surplus Lines Agent’s Signature

ARI-SNIC-LMF-SCHA (2-13)	Page 1 of 1

Schedule B

Security National Insurance Company

A member of:

ASSESSMENT RECOVERY INDEMNITY (ARI) POLICY

ASSOCIATION ANNUAL REPORT

The Named Insured (or its designee) shall forward to the Company no later than the 30th day following the date of each annual anniversary of this Policy a report (in Microsoft Excel format in a data layout substantially similar to that shown on page 2 of this Schedule B) indicating the policy number, policy effective date, Association name and mailing address, and containing all of the following information1 with respect to each and every Covered Unit:

1.	Unit ID#

2.	Name of Unit owner

3.	Most recent monthly (or monthly equivalent) Regular Assessment

4.	Total amount of delinquent Regular Assessments unpaid to date

5.	Total amount of covered[2] delinquent Regular Assessments unpaid to date

6.	Total amount of delinquent Regular Assessments recovered to date

7.	Date collection file for Unit created

8.	Date(s) collections and intent to lien notice sent to Unit owner

9.	Date(s) lien initially filed and subsequently renewed

10.	Date Foreclosure action initiated (or deed in lieu thereof accepted)

11.	Date of certificate of title transfer

12.	Name of acquirer of title (new owner)

[1]	To the extent any of the items above are not applicable or not available, “N/A” should be indicated for that item in the related Monthly Report with an accompanying explanation as appropriate.
[2]	Covered Regular Assessments unpaid are those first becoming due and owing to the Association during the Policy Period.

ARI-SNIC-LMF-SCHB (2-13)	Page 1 of 2

Schedule B

Security National Insurance Company

A member of:

ASSESSMENT RECOVERY INDEMNITY (ARI) POLICY

ASSOCIATION ANNUAL REPORT – DATA LAYOUT (EXCEL FORMAT)

Policy Number:

Association Name and Mailing Address:

Unit ID#	Unit Owner	Most Recent Monthly RA	Total RA’s Unpaid to Date	Covered RA’s Unpaid to Date	Total RA’s Recovered to Date	Date Collection File Created	Date of FDCPA Notice	Date Lien Initially Filed	Date(s) Lien Renewed	Date of Foreclosure	Date of Certificate of Title Transfer	Acquirer of Title (new owner)

ARI-SNIC-LMF-SCHB (2-13)	Page 2 of 2

Schedule C

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

ASSESSMENT RECOVERY INDEMNITY (ARI) INSURANCE

PROOF OF LOSS FORM – TO BE COMPLETED FOR ALL CLAIMS

Please complete all items to the best of your knowledge and return this form to us within sixty (60) days after the date that you receive final settlement from the First Mortgage Lender related to the unpaid Regular Assessments for that Covered Unit We will use this form and accompanying documentation to determine if your loss is covered under the Policy.

NOTE: DELAY IN RETURN OF THIS FORM MAY AFFECT OUR ABILITY TO PROMPTLY PROCESS YOUR CLAIM. FAILURE TO PROVIDE SUFFICIENT INFORMATION FOR US TO VALIDATE A COVERED LOSS UNDER OUR POLICY MAY RESULT IN A DELAY IN PROCESSING YOUR CLAIM OR DENIAL OF YOUR CLAIM. FOR FURTHER INFORMATION OR TO SUBMIT A CLAIM, CALL 1-866-272-9267. CLAIMS MAY ALSO BE SUBMITTED BY SENDING A COMPLETED PROPERTY ACORD FORM BY FAX TO 877-669-9140 OR BY E-MAIL TO AMTRUSTCLAIMS@QRM-INC.COM.

1)	Named Insured and Policy Number:

Name of Association as Additional Insured:

Coverage Effective Date:

2)	Covered Unit Information

Unit Number:

Unit Address:

Owner Name:

Owner Address:

3)	Date Foreclosure Action initiated (or Deed in Lieu thereof accepted):

Case No.:

Date Filed:

County:

Prior Owner:

4)	Date Certificate of Title Issued to First Mortgage Lender:

5)	Number of months delinquent and total dollar amount of past due Regular Assessments at final settlement with First Mortgage Lender (including underlying details attached)

	# of months delinquent	$ amount of past due RA’s
Total from first month of delinquency:

Total from coverage effective date:

6)	Total Amount of Regular Assessments recovered by you or on your behalf to date (broken down between those applicable before and after the Coverage Effective Date, including supporting documentation):

ARI-SNIC-LMF-SCHC (2-13)	Page 1 of 3

Schedule C

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

7)	Amount Requested for Covered Loss Claimed under the Policy (including underlying details attached):

Amount of past due Regular Assessments:

(through date shown in 4 above)

Deductible:

Amount Requested for Covered Loss:

8)	Documentation: Please attach copies of the following documents and any other material you believe pertinent to the Covered Loss. To the extent any materials were previously provided to us, are not applicable or not readily available, leave box blank in this Proof of Loss Form and provide accompanying explanation as appropriate. Preserve all original documents. Indicated type(s) of document(s) attached:

A.	☐	First Mortgage Lender’s Certificate of Title to Covered Unit

B.	☐	Relevant Demand for Payment Letter Sent by you or on your behalf to any responsible parties other than the First Mortgage Lender

C.	☐	Claim of Lien Recorded by you or on your behalf to Perfect Rights Against the Covered Unit (including all related foreclosure documents)

D.	☐	Foreclosure Action Filed by you or on your behalf Against the Covered Unit

E.	☐	Other (including, but not limited to: Association Governing Documents if not previously provided to us or if amended after the Policy Effective Date, Regular Assessment accounting records for the Covered Unit, etc.)

9)	Description of all efforts made pursuant to the Policy to recover delinquent assessments:

ARI-SNIC-LMF-SCHC (2-13)	Page 2 of 3

Schedule C

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

10)	Warranties of the Named Insured:

It is hereby warranted and certified that:

A.	The Named Insured has complied with the lien requirements of the policy.

B.	All reasonable best efforts pursuant to the Policy have been made in order to collect amounts recoverable with respect to delinquent assessments.

C.	The terms and conditions of the Policy have been complied with.

D.	Any additional information will be submitted and any action will be taken as may be requested by the Company pursuant to the Policy and in pursuit of recovery of delinquent assessments from the First Mortgage Lender or others as permissible by law.

Signature of Authorized Representative

Name:

Organization:

Title:

Date:

Subscribed and sworn to before me this      day of             , 20

Notary Public

ARI-SNIC-LMF-SCHC (2-13)	Page 3 of 3

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED ENDORSEMENT

This endorsement modifies insurance provided under the following:

Assessment Recovery Indemnity (ARI) Policy Form

In addition to the Named Insured stated in Item 1 of the Declarations, this policy is amended to include as an “insured” the Association named in the Schedule below, but only with respect to their financial interest under any agreement entered into between the Association and the Named Insured involving unpaid Regular Assessments. The Named Insured is authorized to act for the Additional Insured named in the Schedule in all matter pertaining to this insurance.

SCHEDULE

Name and Address of Additional Insured:

Endorsement Number:

Policy Number:

Named Insured:

Endorsement Effective Date:	local Standard Time at the Named Insured’s address

BY:

All other terms and conditions of this Policy remain unchanged.

ARI-SNIC-AIE1 (2-13)	Page 1 of 1

000000

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

Assessment Recovery Indemnity (ARI) for Community Associations

ARI Insurance Policy Application

AGENCY:	INDICATE DOCUMENTS SENT (VIA FAX OR EMAIL)

PHONE:	☐ CURRENT OPERATING BUDGET	☐ ASSOC. GOVERNING DOCS
ADDRESS:	☐ AGED ACCOUNTS RECEIVABLE	☐ ATTORNEY STATUS REPORT
(MOST RECENT)

AGENT NAME:
LICENSE #:

APPLICANT INFORMATION

Name:	LM FUNDING, LLC

STREET:	302 KNIGHTS RUN AVENUE, SUITE 1000

CITY/STATE/ZIP:	TAMPA, FL 33602

ASSOCIATION INFORMATION

Name of Association:

Physical Address of Association:

STREET:

CITY/STATE/ZIP:

County:

OTHER INFORMATION ABOUT ASSOCIATION:

CONDOMINIUM (COA)	HOMEOWNERS (HOA)	COMMON INTEREST

NUMBER OF UNITS

TOTAL:	OCCUPIED BY OWNERS:	OWNED BY ASSN:	OWNED BY LENDERS:

UNDER NOTICE OF BANK FORECLOSURE: UNDER NOTICE OF ASSN FORECLOSURE: 90 DAYS OR MORE PAST DUE:

REGULAR ASSESSMENTS	CIRCLE ONE: MONTHLY QUARTERLY ANNUALLY

AVG. MONTHLY PER UNIT: $	ANNUAL BUDGET: $	TOTAL AMOUNT PAST DUE >= 90 DAYS: $

REMARKS/PROCESSING INSTRUCTIONS

Any policy of Insurance shall be issued based on the representations and warranties made in this Application. Such Application shall form part of the policy when issued. The undersigned officer declares that to the best of his/her knowledge, the representations contained herein are true and accurately describe the applicant’s business. Please include copies of the Association’s financial statements for the latest full three calendar years as well as for the most recent year to date (if not a full twelve month period as of the date of this application). Also attach a copy of the Articles of Association and Bylaws and any other governing documents. This statement will remain confidential and will be used strictly for underwriting purposes. It will not be disclosed to any third party, other than to the underwriters.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR ANOTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS THE PERSON TO CRIMINAL AND [NY: SUBSTANTIAL] CIVIL PENALTIES. (Not applicable in CO, HI, NE, OH, OK, OR, or VT; in DC, LA, ME, TN and VA, insurance benefits may also be denied)

APPLICANT’S SIGNATURE & BOARD TITLE	DATE	PRODUCER’S SIGNATURE	NATIONAL PRODUCER NUMBER

ARI-SNIC-LMF-APP1 (2-13)	Insurance Policy Application	Page 1 of 1

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

POLICY NUMBER:	ARI-SNIC-LMF-LPP (12-12)

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

LOSS PAYABLE PROVISIONS

This endorsement modifies insurance provided under the following:

ASSESSMENT RECOVERY INDEMNITY POLICY

Issued to the following Named Insured:

LM Funding, LLC

320 West Kennedy Blvd., Suite 400

Tampa, FL 33606

SCHEDULE

Covered Unit ID Numbers:	Building Number:	Applicable Clauses:	A.-D.
Association Named as Additional Insured:

Loss Payee Name:

Loss Payee Address:

ARI-SNIC-LMF-LPP (12-12)	Adapted from CP 12 18 06 07 © ISO Properties, Inc., 2007	Page 1 of 2

SECURITY NATIONAL INSURANCE COMPANY

A member of:

59 Maiden Lane, 6th Floor, New York, NY 10038

A.	When this endorsement is attached to the Assessment Recovery Indemnity Policy ARI-SNIC-LMF-002 (12-12), the term Coverage Part in this endorsement is replaced by the term Policy.

B.	Nothing in this endorsement increases the applicable Limits of Insurance. We will not pay any Loss Payee more than their financial interest in the Covered Units, and we will not pay more than the applicable Limits of Insurance on the Covered Units.

The following is added to the Payment For Loss Condition, as indicated in the Section V, Paragraph I of the Policy:

C.	Loss Payable Clause

For Covered Units in which both you and a Loss Payee shown in the Schedule have an insurable interest, we will:

1.	Adjust losses with you; and

2.	Pay any claim for loss or damage jointly to you and the Loss Payee, as interests may appear.

D.	Creditor’s Loss Payable Clause

1.	The Loss Payee shown in the Schedule is a creditor whose interest in Covered Units is established by such written instruments as:

a. A services agreement for funding and collections;

b. A contract for deed;

c. Bills of lading;

d. Financing statements; or

e. Mortgages, deeds of trust, or security agreements.

2.	For Covered Units in which both you and a Loss Payee have an insurable interest:

a.	We will pay for Covered Loss jointly to you and each Loss Payee, as interests may appear.

b.	You and the Loss Payee will solely determine what portion, if any, of the payment for Covered Loss is due the Loss Payee.
c.	The Loss Payee has the right to receive loss payment even if the Loss Payee has started foreclosure or similar action on the Covered Unit(s).

d.	If we deny your claim because of your acts or because you have failed to comply with the terms of the Coverage Part, the Loss Payee will still have the right to receive loss payment if the Loss Payee:

(1)	Pays any premium due under this Coverage Part (i) at our request if you have failed to do so or (ii) at the request of the Insured;

(2)	Submits a signed, sworn proof of loss within 60 days after receiving notice from us of your failure to do so; and

(3)	Has notified us of any change in ownership, occupancy or substantial change in risk known to the Loss Payee.

All of the terms of this Coverage Part will then apply directly to the Loss Payee.

e.	If we pay the Loss Payee for any Covered Loss and deny payment to you because of your acts or because you have failed to comply with the terms of this Coverage Part:

(1)	The Loss Payee’s rights will be transferred to us to the extent of the amount we pay; and

(2)	The Loss Payee’s rights to recover the full amount of the Loss Payee’s claim will not be impaired.

3.	If we cancel this policy, we will give written notice to the Loss Payee at least:

a.	10 days before the effective date of cancellation if we cancel for your nonpayment of premium; or

b.	30 days before the effective date of cancellation if we cancel for any other reason.

4.	If we elect not to renew this policy, we will give written notice to the Loss Payee at least 10 days before the expiration date of this policy.

ARI-SNIC-LMF-LPP (12-12)	Adapted from CP 12 18 06 07 © ISO Properties, Inc., 2007	Page 2 of 2

POLICYHOLDER NOTICE – SERVICE OF PROCESS

Service of process for any suit instituted against Security National Insurance Company concerning this Policy may be made upon the Superintendent, Commissioner, or Director of Insurance or other person specified for that purpose in the statute or his/her successor or successors in office as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder and arising out of this Policy.

Security National Insurance Company has designated:

Mr. Stephen Ungar, Secretary

Security National Insurance Company

59 Maiden Lane, 6th Floor

New York, NY 10038

as the person/organization to whom the Superintendent, Commissioner, or Director of Insurance or other specified person is authorized to mail such process or a true copy thereof, in compliance with the applicable statutes governing said service of process in the state or jurisdiction in which a cause of action under this Policy arises.

CPS33001	Page 1 of 1 Security National Insurance Company	Ed 1211